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                                                                    EXHIBIT 10.8


                             STOCK PLEDGE AGREEMENT

                  THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement") is executed as of December 15, 1997 by and between Scotsman Industries, Inc. ("Pledgor") and The First National Bank of Chicago, as Agent.

                              W I T N E S S E T H:

                  WHEREAS, Scotsman Group Inc., certain other borrowers named therein, Scotsman Industries, Inc., the lenders parties thereto (the "Lenders") and The First National Bank of Chicago, as Agent, have entered into that certain Credit Agreement, dated as of March 12, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of March 24, 1997, that certain Second Amendment to Credit Agreement, dated as of June 30, 1997 and that certain Third Amendment to Credit Agreement, dated as of December 15, 1997 (the "Third Amendment")(as amended and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

                  WHEREAS, the execution and delivery of this Pledge Agreement by the Pledgor is a condition precedent to the effectiveness of the Third Amendment.

                  NOW THEREFORE, in order to induce the Agent and the Lenders to enter into the Third Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

                  2. Pledge and Security Interest. In order to secure the full and complete payment and performance of the Obligations when due, the Pledgor hereby pledges and grants to the Agent for the benefit of the Agent and the Lenders, equally and ratably in proportion to the total Obligations owing at any time to the Agent and the Lenders, a continuing lien and security interest in
(a) all
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of the outstanding shares of capital stock of each Subsidiary of the
Pledgor owned by the Pledgor which is designated on Schedule I hereto, including, without limitation, the shares listed on Schedule I hereto (the "Pledged Stock"), (b) any securities, dividends or other distributions and any other right or property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock and any other property substituted or exchanged therefor, and (c) any and all proceeds (including, without limitation, "Proceeds" as defined in the Uniform Commercial Code as in effect from time to time in the State of Illinois) of, and substitutions and replacements for, the foregoing (all of the property and rights described in the foregoing clauses (a) through (c) being herein collectively called the "Collateral").

                  3. Deposit of Certificates for Pledged Stock. The Pledgor shall deliver to the Agent, for the equal and ratable benefit of the Agent and the Lenders, concurrently with the execution of this Pledge Agreement, the certificates representing the Pledged Stock, endorsed in blank or accompanied by appropriate instruments of transfer or assignments in blank. The Agent shall not have any duty to assure that all certificates representing the Pledged Stock have been delivered to it or any obligation whatsoever with respect to the care, custody or protection of any certificates or instruments which may be delivered to it except only to exercise the same care in physically safekeeping such certificates or instruments as it would exercise in the ordinary course of its own business. Neither the Agent nor any Lender shall be obligated to preserve or protect any rights with respect to the Pledged Stock or to receive or give any notice with respect thereto whether or not the Agent or any Lender is deemed to have knowledge of such matters. Concurrently with the execution and delivery of this Pledge Agreement and the certificates delivered pursuant to this Section 3, the Pledgor shall deliver to the Agent a certificate executed by an Authorized Officer of the Pledgor certifying (a) a copy of its good standing certificate, issued by the Secretary of State of its jurisdiction of incorporation (as applicable) and certified by such Secretary not more than 5 days prior to the Pledgor's execution and delivery of this Pledge Agreement, (b) copies of its charter and bylaws or other organizational documents, (c) resolutions of its board of directors authorizing the execution and delivery by the Pledgor of this Pledge Agreement and the performance of its obligations hereunder and (d) the incumbency and signatures of the officers of the Pledgor authorized to execute this Pledge Agreement on behalf of the Pledgor.


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                  4.  Representations and Warranties. The Pledgor represents and warrants to the Agent and each Lender as of the date of each pledge and delivery hereunder that:

                           (a) Existence and Standing. Each of the Pledgor and
its Subsidiaries is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

                           (b) Authorization, Validity and Enforceability. The
execution and delivery by the Pledgor of this Pledge Agreement have been duly authorized by proper corporate proceedings, and this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor and creates a security interest which is enforceable against the Pledgor in accordance with its terms in respect of all now owned and hereafter acquired Collateral, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general principles of equity. All of the shares of the Pledged Stock are duly authorized, validly issued, fully paid and nonassessable.

                           (c) Transferability; Title Matters. The Collateral is
free and clear of all liens, options, warrants, puts, calls, or other rights of third persons, and restrictions, other than (i) those liens arising under this Pledge Agreement, and (ii) restrictions on transferability imposed by applicable state and Federal securities laws. The Pledgor agrees to warrant and defend title to and ownership of the Pledged Stock and the lien created by this Pledge Agreement against the claims of all Persons and maintain and preserve such lien at all times during the term of this Pledge Agreement. Upon the delivery to the Agent of the Pledged Stock, the security interests in the Pledged Stock granted to the Agent hereunder will constitute first priority perfected security interests therein subject to no other Liens.

                           (d) Ownership of Pledged Stock. The Pledgor is the
holder of record and the sole beneficial owner of 100% of the issued and outstanding voting capital stock of each Subsidiary of the Pledgor identified on
Schedule I hereto. The capital stock of each such Subsidiary of the Pledgor owned by the Pledgor is identified on Schedule I hereto.

                           (e) Title and Power to Pledge the Collateral. The
Pledgor has good and marketable title to the Collateral and has all requisite rights, power, and authority to execute, deliver and comply with the terms of this Pledge Agreement


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and to pledge and deliver the Collateral to the Agent pursuant hereto. No material authorization, consent or approval of, and no notice to or filing with, any person or government agency is required in connection with the execution, delivery and performance of this Pledge Agreement which has not been obtained.

                           (f) Chief Executive Office. The Pledgor's principal
place of business and chief executive office is located at 820 Forest Edge Drive, Vernon Hills, Illinois 60061 or such other location notified to the Agent in accordance with Section 5(e) hereof.

                  5. Covenants. So long as any Obligations remain outstanding, the Pledgor covenants and agrees with the Agent and the Lenders as follows:

                           (a) Pledge and Additional Stock. If the Pledgor shall
at any time (i) acquire any additional shares of the capital stock of any class of the Pledged Stock of any Subsidiary of the Pledgor identified on Schedule I hereto or any option, warrant or other right with respect thereto, whether such acquisition shall be by purchase, exchange, reclassification, dividend, or otherwise or (ii) desire to pledge 100% of the issued and outstanding voting capital stock of any Subsidiary of the Pledgor not already pledged pursuant to the terms of this Pledge Agreement, the Pledgor shall, (in the case of clause
(i) only) to the extent doing so would not violate applicable law, in each case forthwith (and without the necessity for any request or demand by the Agent or any Lender) pledge and deliver the certificates representing such shares to the Agent, in the same manner as described in Section 3 hereof and shall promptly thereafter deliver to the Agent a certificate (which shall, with the consent of the Agent, be deemed to supplement Schedule I attached hereto) executed by an Authorized Officer of the Pledgor describing such Pledged Stock and certifying that the same has been duly pledged with the Agent hereunder. Any such additional shares shall constitute part of the Pledged Stock. Nothing contained in this Section 5(a) shall be deemed to permit any stock dividend, issuance of additional stock, warrants, rights or options, reclassification, readjustment or other change in the capital structure of any Subsidiary of the Pledgor that is not expressly permitted in the Credit Agreement.

                           (b) Applications, Approvals and Consents. The Pledgor
will, at its expense, promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers that the Agent may reasonably request in connection with the obtaining of any consent, approval, registration, qualification, or


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authorization of any Person necessary or appropriate for the effective exercise of any rights under this Pledge Agreement. Without limiting the generality of the foregoing, the Pledgor agrees that in the event the Agent on behalf of itself and the Lenders shall exercise its right to sell, transfer, or otherwise dispose of or take any other action in connection with any of the Collateral pursuant to this Pledge Agreement, the Pledgor shall execute and deliver all applications, certificates, and other documents that the Agent may reasonably request and shall otherwise promptly, fully, and diligently cooperate with the Agent and any other necessary Persons, in making any application for the prior consent or approval of any Person to the exercise by the Agent or the Lenders of any of such rights relating to all or any part of the Collateral. Furthermore, because the Pledgor agrees that the Agent's and the Lenders' remedy at law for failure of the Pledgor to comply with the provisions of this Section 5(b) would be inadequate and that such failure would not be adequately compensable in damages, the Pledgor agrees that the covenants of this Section 5(b) may be specifically enforced.

                           (c) Security Interest and Lien. The Pledgor will
preserve, warrant, and defend title to and ownership of the Pledged Stock and the lien created hereby in the Collateral against the claims of all Persons whomsoever and maintain and preserve such lien at all times during the term of this Pledge Agreement; will not at any time sell, assign, transfer or otherwise dispose of its right, title and interest in and to any of the Collateral except as permitted under the Credit Agreement; will not at any time, directly or indirectly, create, assume, or suffer to exist any lien, warrant, put, option, or other rights of third Persons and restrictions, other than the liens created by this Pledge Agreement, in and to the Collateral or any part thereof; and will not do or suffer any matter or thing whereby the lien created by this Pledge Agreement in and to the Collateral might or could be impaired.

                           (d) Further Assurances. The Pledgor, at its expense,
shall from time to time execute and deliver to the Agent all such other assignments, certificates, supplemental documents, and financing statements, and shall do all other acts or things as the Agent may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the lien herein created or to otherwise obtain the full benefits of this Pledge Agreement.

                           (e) Change of Name, Corporate Structure, Chief
Executive Office. The Pledgor shall not change its name, identity or corporate structure (within the meaning of Section 9-402(7) of any applicable enactment of the

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Uniform Commercial Code) or relocate its chief executive office unless it shall have (i) given the Agent at least 45 days prior written notice thereof and (ii) delivered to the Agent all financing statements, instruments and other documents requested by the Agent or the Lenders in connection with such change or relocation.

                  6. Defaults under this Pledge Agreement. There shall be a "default" (hereinafter a "Pledge Agreement Default") under this Pledge Agreement upon the occurrence of any of the following:

                           (a) This Pledge Agreement shall fail to remain in
full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of this Pledge Agreement; or

                           (b) The Pledgor shall fail to comply with any of the
terms or provisions of this Pledge Agreement or denies that it has any further liability under this Pledge Agreement, or gives notice to such effect; or

                           (c) A "Default" under and as defined in the Credit
Agreement occurs and is continuing.

                  7.  Rights of the Pledgor, the Agent and the Lenders.

                           (a) Exercise of Stockholder Rights.

                           (1) Unless and until a Pledge Agreement Default shall
occur and be continuing, the Pledgor shall be entitled to receive all cash dividends or other distributions on the Pledged Stock (if and to the extent such dividends or distributions are permitted by the terms of the Credit Agreement) except (A) distributions made in capital stock on the Pledged Stock resulting from stock dividends on or subdivision, combination, or reclassification of the outstanding capital stock of any corporation or as a result of any merger, consolidation, acquisition or other exchange of assets of any corporation; and
(B) all sums paid on any Pledged Stock upon liquidation or dissolution or reduction of capital, repurchase, retirement, or redemption. All such sums, dividends, distributions, proceeds, or property described in the immediately preceding clauses (A) and (B) shall, if received by any Person other than the Agent, be held in trust for the benefit of the Agent and the Lenders and shall forthwith be delivered to the Agent for the benefit of the Agent and the Lenders (accompanied by proper instruments or assignment and/or

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undated stock powers executed by the Pledgor in accordance with the Agent's instructions) to be held subject to the terms of this Pledge Agreement. Upon the occurrence of a Pledge Agreement Default, the Agent, for the benefit of the Agent and the Lenders, shall be entitled to receive all payments of whatever kind made upon or with respect to any Collateral. The relative rights of the Agent and the Lenders to receive such payments shall be in proportion to the relative amounts of all Obligations owing to the Agent and any Lender and the aggregate amount of all Obligations then outstanding.

                           (i) Unless a Pledge Agreement Default has occurred and is continuing, the Pledgor shall have the sole and exclusive right to vote and give consents with respect to all the Collateral and to consent to, ratify, or waive notice of any and all meetings. Upon the occurrence and during the continuance of a Pledge Agreement Default, subject to compliance with applicable law, the Agent or the Agent's nominee, on behalf of itself and the Lenders, shall have the right at the Agent's or such nominee's option and after it gives notice to the Pledgor (A) to exercise all voting powers pertaining to the Collateral, including the right to take action by shareholder consent and to consent in advance to any vote proposed to be cast by the Pledgor with respect to any merger, consolidation, liquidation or reorganization of any Subsidiary of the Pledgor and, in connection therewith, to join in and become a party to any plan of recapitalization, reorganization, or readjustment (whether voluntary or involuntary) as shall seem desirable to the Agent, on behalf of itself and the Lenders, to protect or further their interests in respect of the Collateral,
                           (B) to deposit the Collateral under any such plan, and (C) to make any exchange, substitution, cancellation, or surrender of the Collateral required by any such plan and to take such action with respect to the Collateral as may be required by any such plan or for the accomplishment thereof; and no such disposition, exchange, substitution, cancellation, or surrender shall be deemed to constitute a release of the Collateral from the lien of this Pledge Agreement.



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                           (b) Right of Sale after Default. Upon the occurrence
and during the continuance of a Pledge Agreement Default, subject to compliance with applicable law, the Agent, on behalf of itself and the Lenders, may sell, without recourse to judicial proceedings, with the right to bid for and buy, the Collateral or any part thereof, upon ten days' notice (which notice is agreed to be reasonable notice for the purposes hereof) to the Pledgor of the time and place of sale, for cash, upon credit or for future delivery, at the Agent's option and in the Agent's complete discretion:

                           (i) At public sale, including a sale at any broker's board or exchange;

                           (ii) At private sale in any commercially reasonable manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation. The Agent and each Lender are also hereby authorized, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as they may deem required or appropriate in the event of sale or disposition of any of the Collateral, and the Pledgor agrees that neither the Agent nor any Lender shall be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any applicable limitation or restriction of any governmental regulatory authority or official. The Pledgor understands that the Agent, on behalf of itself and the Lenders, may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any portion thereof, than would otherwise be obtainable if the same were registered and sold in the open market. Any such private sale shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. In the event of any such sale under the circumstances described in this
                           Section 7(b)(ii), neither the Agent nor any Lender shall incur any responsibility or liability for selling the whole or any part of the Collateral at a price which the Agent may deem reasonable under the circumstances, notwithstanding


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                           the possibility that a substantially higher price
                           might be realized if any such sale were a public sale. The Pledgor agrees that in the event the Agent shall so sell the Collateral, or any portion thereof, at such private sale or sales, the Agent and the Lenders shall have the right to rely upon the advice and opinion of any Person who regularly deals in or evaluates stock of the type constituting the Collateral as to the price obtainable in a commercially reasonable manner upon such a private sale thereof.

                  In the case of any sale by the Agent on behalf of itself and the Lenders of the Collateral on credit or for future delivery, the Collateral sold may be retained by the Agent until the selling price is paid by the purchaser, but neither the Agent nor any Lender shall incur liability in case of failure of the purchaser to take up and pay for the Collateral so sold.

                  In connection with the sale of any of the Collateral, the Agent and the Lenders are authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by the Agent and the Lenders to render such sale exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws. In the event that, in the opinion of the Agent and the Lenders, it is necessary or advisable to have such securities registered under the provisions of such Act, or any similar law relating to the registration of securities, the Pledgor agrees, at its own expense, to (i) execute and deliver all such instruments and documents, and to do or cause to be done such other acts and things, as may be necessary or, in the opinion of the Agent, advisable, to register such securities under the provisions of such Act or any applicable similar law relating to the registration of securities, and the Pledgor will use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as the Agent shall reasonably request, and to make all amendments thereof and/or to the related prospectus which, in the opinion of the Agent, are necessary or desirable, all in conformity with the requirements of such Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (ii) use its best efforts to qualify such securities under state "blue sky" or securities laws, all as reasonably requested by the Agent; (iii) at the request of the Agent, indemnify and hold harmless the Lenders, the Agent, any underwriters, employees, officers, agents, attorneys and accountants (collectively, the "Indemnified Parties") from and against any loss, liability, claim, damage, and expense (including, without limitation, reasonable


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fees of counsel incurred in connection therewith) under such Act or otherwise, insofar as such loss, liability, claim, damage, or expense arises out of or is based upon any untrue statement or alleged untrue statement of any material fact furnished by the Pledgor contained in any registration statement under which such securities were registered under such Act or other securities laws, any preliminary prospectus or final prospectus contained therein, or arise out of or are based upon any omission or alleged omission by the Pledgor to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of any Indemnified Party; (iv) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of such Act; and (v) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

                           (c) Other Rights after a Default. Upon the occurrence
and during the continuance of a Default, the Agent, on behalf of itself and the Lenders, may exercise any and all rights available to secured parties under the Uniform Commercial Code as enacted in the State of Illinois or other applicable jurisdiction, as amended, in addition to any and all other rights afforded at law, in equity, or otherwise.

                           (d) Application of Proceeds. The Agent shall apply
the proceeds of the Collateral, including the proceeds of any sales or other disposition of the Collateral, or any part thereof, under this Section 7, in the following order unless a court of competent jurisdiction shall otherwise direct:

                    (i) FIRST, to payment of all reasonable costs and expenses of the Agent and the Lenders incurred in connection with the collection and enforcement of the security interest granted to the Agent and the Lenders pursuant to this Pledge Agreement, including all costs and expenses of any sale pursuant hereto, and of any judicial or private proceedings in which such sale may be made, and of all other expenses, liabilities and advances made or incurred by the Agent, the Lenders and the agents and attorneys of each of them in connection therewith, together with interest at a rate per annum equal to the Floating Rate plus two percent (2%) per


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                    annum (unless the Lenders shall determine otherwise) on such costs, expenses and liabilities and on all advances made by the Agent or any Lender from the date any such cost, expense or liability is due, owing or unpaid or any such advance is made, in each case until paid in full;

                    (ii) SECOND, to payment of that portion of the Obligations constituting accrued and unpaid interest, fees and other amounts (other than principal), pro rata amongst each Lender and the Agent in accordance with the proportion which the accrued interest, fees and other amounts (other than principal) constituting Obligations owing to each such Lender or Agent bears to the aggregate amount of accrued interest, fees and other amounts (other than principal) constituting Obligations owing to all of the Lenders and the Agent, together with interest owing thereon until paid in full;

                    (iii) THIRD, to payment of the principal of the Obligations and net termination amounts payable in respect of the Rate Hedging Obligations owing to the Lenders or any Lender, together with interest on such unpaid principal and net termination amounts until paid in full; and

                    (iv) FOURTH, the balance, if any, after all of the Obligations have been satisfied, shall be remitted as required by law.

                           (e) Governance. All rights and remedies available to
the Agent and the Lenders with respect to the grant, foreclosure and enforcement of the security interest and lien granted hereby and with respect to any action permitted hereunder may be exercised solely by the Agent acting with the concurrence of the Required Lenders.

                  8.   Miscellaneous.

                           (a) Term. This Pledge Agreement and the lien arising
hereunder (i) shall become effective as of the date hereof upon the execution hereof, and (ii) shall continue in force until no Obligations to the Agent or any of the Lenders shall be outstanding and the Commitments shall have been indefeasibly

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terminated. If no Obligations remain outstanding and the Commitments have been indefeasibly terminated, the Agent, at the request and sole expense of the Pledgor, shall execute and deliver such documents and instruments as may be necessary to evidence such termination and release.

                           (b) Releases; Partial Releases. Any cash dividends
received by the Pledgor in accordance with the terms of Section 7(a)(i) hereof, and all distributions received by the Pledgor upon the merger or liquidation of the Subsidiaries of the Pledgor with or into the Pledgor in accordance with
Section 6.12 of the Credit Agreement, shall be deemed released from the lien of this Pledge Agreement and shall be held by the Pledgor (or any transferee of the Pledgor) free and clear of the lien created by this Pledge Agreement. Upon termination of this Pledge Agreement in accordance with the provisions of
Section 8(a) hereof, the Agent and the Lenders shall, at the Pledgor's request and expense and subject to the foregoing sentence, execute such releases as the Pledgor may reasonably request, in form and upon terms acceptable to the Agent and the Lenders in all respects, and shall deliver, without any representations, warranties or recourse of any kind whatsoever (other than the representation and warranty that such property is free and clear of Liens created by the Agent and the Lenders), all certificates representing the Pledged Stock and other property held in respect thereof hereunder which is in the Agent's possession, together with all stock powers or other instruments of transfer reasonably required to effect delivery to the Pledgor.

                           (c) Waivers. Except to the extent expressly otherwise
provided herein or in any Loan Document, the Pledgor waives, to the extent permitted by applicable law, (i) any right to require the Agent or any Lender to proceed against any other person, to exhaust their rights in any other collateral, or to pursue any other right which either the Agent or any Lender may have, (ii) with respect to the Obligations, presentment and demand for payment, protest, notice of protest and non-payment, and notice of the intention to accelerate, and (iii) all rights of marshalling in respect of any and all of the Collateral.

                           (d) Financing Statement. The Agent, on behalf of
itself and the Lenders, shall be entitled at any time to file this Pledge Agreement or a carbon, photographic, or other reproduction of this Pledge Agreement, as a financing statement, but the failure of the Agent to do so shall not impair the validity or enforceability of this Pledge Agreement.


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                           (e) Survival of Representations. All representations
and warranties of the Pledgor contained in this Pledge Agreement shall survive the execution and delivery of this Pledge Agreement. (f)) Taxes and Expenses. The Pledgor will upon demand pay to the Agent, on behalf of the Lenders, (a) any taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like) payable or ruled payable by any Federal or State authority in respect of this Pledge Agreement, together with interest and penalties, if any, and (b) all reasonable expenses, including the reasonable fees and expenses of counsel for the Agent and each Lender (which may be employees of the Agent or such Lender) and of any experts and agents that the Agent or the Lenders may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or the Lenders hereunder, or (iv) the failure of the Pledgor to perform or observe any of the provisions hereof.

                           (g) Headings. The title of and section headings in
this Pledge Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Pledge Agreement.

                           (h) Agent Appointed Attorney-In-Fact. The Pledgor
hereby irrevocably appoints the Agent as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion reasonably exercised, to take any and all action and to execute any and all documents and instruments that the Agent deems reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Stock or any part thereof and to give full discharge for the same, when and to the extent permitted by this Pledge Agreement. All powers, authorizations and agencies contained in this Pledge Agreement are coupled with an interest and are irrevocable until this Pledge Agreement is terminated and the security interests created hereby are released in accordance with the terms hereof.

                           (i) Entire Agreement. This Pledge Agreement, the
Credit Agreement and the other Loan Documents embody the entire agreement and understanding


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among the Pledgor, the Agent and the Lenders and supersede all prior oral and written agreements and understandings among the Pledgor, the Agent and the Lenders relating to the subject hereof. The terms of this Pledge Agreement shall govern the Collateral pledged hereunder exclusively. (j)) Amendments. This Pledge Agreement may be amended only by an instrument in writing executed jointly by the Pledgor and the Agent, with the consent of the Required Lenders and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

                           (k) GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                           (l) CONSENT TO JURISDICTION. THE PLEDGOR HEREBY
IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT AND THE PLEDGOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE PLEDGOR AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS PLEDGE AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS; PROVIDED, THAT SUCH PROCEEDINGS MAY BE BROUGHT IN OTHER COURTS IF JURISDICTION MAY NOT BE OBTAINED IN A COURT IN CHICAGO, ILLINOIS.

                           (m) WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR AND THE
AGENT HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS PLEDGE AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

                           (n) Parties Bound; Assignment. This Pledge Agreement
shall be binding on the Pledgor and its successors and assigns and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns, except that the Pledgor shall not have the right to assign its rights or obligations under this Pledge Agreement or any interest herein, without the prior written consent of the Agent.

                           (o) Notices. Any notice required or permitted to be
given under this Pledge Agreement shall be in writing and may be, and shall be deemed, given, if mailed and properly addressed return receipt requested, three days after the date when deposited in the United States mail, first-class, postage prepaid, or if by personal delivery, overnight courier, or by telecopy, when received, addressed to the Pledgor or, to the Agent at the address indicated below their respective signatures hereto and to the Lenders at the addresses indicated below their respective signatures to the Credit Agreement. Each of the Pledgor, the Agent and the Lenders may change the address for service of notice upon it by a notice in writing to the other parties hereto.

                           (p) Counterparts. This Pledge Agreement may be
executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Pledge Agreement by signing any such counterpart. This Pledge Agreement shall be effective when it has been executed by the Pledgor and the Agent.

                           (q) Loan Document. This Pledge Agreement is a Loan
Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

                           (r) Section Captions. Section captions used in this
Pledge Agreement are for convenience of reference only and shall not affect the construction of this Pledge Agreement.

                           (s) Severability. Wherever possible each provision of
this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Pledge Agreement as of the date first above written.

                                        SCOTSMAN INDUSTRIES, INC.

                                        /s/ Richard C. Osborne

                                        By: /s/ Richard C. Osborne
                                           ------------------------------------
                                        Title: /s/ President
                                              ---------------------------------


                                        Address:  775 Corporate Woods Parkway
                                                  Vernon Hills, IL  60061

                                                  Attn:  Donald D. Holmes
                                                  Telephone:  (847) 215-4447
                                                  Facsimile:  (847) 634-8823

                                        THE FIRST NATIONAL BANK OF
                                          CHICAGO, as Agent

                                        /s/ Jacqueline Hopkins

                                        By: /s/ Jacqueline Hopkins
                                           ------------------------------------
                                        Title: /s/ Authorized Agent
                                              ---------------------------------


                                        Address:  One First National Plaza
                                                  Chicago, IL  60670

                                                  Attn:  Julia Bristow
                                                  Telephone:  (312) 732-5927
                                                  Facsimile:  (312) 732-1117

                      SCHEDULE I TO STOCK PLEDGE AGREEMENT

                              LIST OF PLEDGED STOCK


             Issuer             Type of          Certificate       Number       Percentage
             ------             -------          -----------       ------       ----------
                              Pledged Stock         Number        of Shares      Interest
                              -------------         ------        ---------      --------

Scotsman Group Inc.             Common               R-1            1,000         100%

                             STOCK PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement") is executed as of December 15, 1997 by and between Scotsman Group Inc. ("Pledgor") and The First National Bank of Chicago, as Agent.

                              W I T N E S S E T H:

     WHEREAS, Scotsman Group Inc., certain other borrowers named therein, Scotsman Industries, Inc., the lenders parties thereto (the "Lenders") and The First National Bank of Chicago, as Agent, have entered into that certain Credit Agreement, dated as of March 12, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of March 24, 1997, that certain Second Amendment to Credit Agreement, dated as of June 30, 1997 and that certain Third Amendment to Credit Agreement, dated as of December 15, 1997 (the "Third Amendment")(as amended and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

     WHEREAS, the execution and delivery of this Pledge Agreement by the Pledgor is a condition precedent to the effectiveness of the Third Amendment.

     NOW THEREFORE, in order to induce the Agent and the Lenders to enter into the Third Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  9. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

                  10. Pledge and Security Interest. In order to secure the full and complete payment and performance of the Obligations when due, the Pledgor hereby pledges and grants to the Agent for the benefit of the Agent and the Lenders, equally and ratably in proportion to the total Obligations owing at any time to the Agent and the Lenders, a continuing lien and security interest in (a) all of the outstanding shares of capital stock of each Subsidiary of the Pledgor owned by the Pledgor which is designated on Schedule I hereto, including, without limitation, the shares listed on Schedule I hereto (the "Pledged Stock"), (b) any securities, dividends or other distributions and any other right or property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock and any other property substituted or exchanged therefor, and (c) any and all proceeds (including, without limitation, "Proceeds" as defined in the Uniform Commercial Code as in effect from time to time in the State of Illinois) of, and substitutions and replacements for, the foregoing (all of the property and rights described in the foregoing clauses (a) through (c) being herein collectively called the "Collateral").

                  11. Deposit of Certificates for Pledged Stock. The Pledgor shall deliver to the Agent, for the equal and ratable benefit of the Agent and the Lenders, concurrently with the execution of this Pledge Agreement, the certificates representing the Pledged Stock, endorsed in blank or accompanied by appropriate instruments of transfer or assignments in blank. The Agent shall not have any duty to assure that all certificates representing the Pledged Stock have been delivered to it or any obligation whatsoever with respect to the care, custody or protection of any certificates or instruments which may be delivered to it except only to exercise the same care in physically safekeeping such certificates or instruments as it would exercise in the ordinary course of its own business. Neither the Agent nor any Lender shall be obligated to preserve or protect any rights with respect to the Pledged Stock or to receive or give any notice with respect thereto whether or not the Agent or any Lender is deemed to have knowledge of such matters. Concurrently with the execution and delivery of this Pledge Agreement and the certificates delivered pursuant to this Section 3, the Pledgor shall deliver to the Agent a certificate executed by an Authorized Officer of the Pledgor certifying (a) a copy of its good standing certificate, issued by the Secretary of State of its jurisdiction of incorporation (as applicable) and certified by such Secretary not more than 5 days prior to the Pledgor's execution and delivery of this Pledge Agreement, (b) copies of its charter and bylaws or other organizational documents, (c) resolutions of its board of directors authorizing the execution and delivery by the Pledgor of this Pledge Agreement and the performance of its obligations hereunder and (d) the incumbency and signatures of the officers of the Pledgor authorized to execute this Pledge Agreement on behalf of the Pledgor.

                  12. Representations and Warranties. The Pledgor represents and warrants to the Agent and each Lender as of the date of each pledge and delivery hereunder that:

                           (a) Existence and Standing. Each of the Pledgor and
its Subsidiaries is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

                           (b) Authorization, Validity and Enforceability. The
execution and delivery by the Pledgor of this Pledge Agreement have been duly authorized by proper corporate proceedings, and this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor and creates a security interest which is enforceable against the Pledgor in accordance with its terms in respect of all now owned and hereafter acquired Collateral, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general principles of equity. All of the shares of the Pledged Stock are duly authorized, validly issued, fully paid and nonassessable.

                           (c) Transferability; Title Matters. The Collateral is
free and clear of all liens, options, warrants, puts, calls, or other rights of third persons, and restrictions, other than (i) those liens arising under this Pledge Agreement, and (ii) restrictions on transferability imposed by applicable state and Federal securities laws. The Pledgor agrees to warrant and defend title to and ownership of the Pledged Stock and the lien created by this Pledge Agreement against the claims of all Persons and maintain and preserve such lien at all times during the term of this Pledge Agreement. Upon the delivery to the Agent of the Pledged Stock, the security interests in the Pledged Stock granted to the Agent hereunder will constitute first priority perfected security interests therein subject to no other Liens.

                           (d) Ownership of Pledged Stock. The Pledgor is the
holder of record and the sole beneficial owner of 100% of the issued and outstanding voting capital stock of each Subsidiary of the Pledgor identified on
Schedule I hereto. The capital stock of each such Subsidiary of the Pledgor owned by the Pledgor is identified on Schedule I hereto.

                           (e) Title and Power to Pledge the Collateral. The
Pledgor has good and marketable title to the Collateral and has all requisite rights, power, and authority to execute, deliver and comply with the terms of this Pledge Agreement and to pledge and deliver the Collateral to the Agent pursuant hereto. No material authorization, consent or approval of, and no notice to or filing with, any person or government agency is required in connection with the execution, delivery and performance of this Pledge Agreement which has not been obtained.

                           (f) Chief Executive Officer. The Pledgor's principal
place of business and chief executive office is located at 820 Forest Edge Drive, Vernon Hills, Illinois, 60061 or such other location notified to the Agent in accordance with Section 5(e) hereof.

                  13. Covenants. So long as any Obligations remain outstanding, the Pledgor covenants and agrees with the Agent and the Lenders as follows:

                           (a) Pledge and Additional Stock. If the Pledgor shall
at any time (i) acquire any additional shares of the capital stock of any class of the Pledged Stock of any Subsidiary of the Pledgor identified on Schedule I hereto or any option, warrant or other right with respect thereto, whether such acquisition shall be by purchase, exchange, reclassification, dividend, or otherwise or (ii) desire to pledge 100% of the issued and outstanding voting capital stock of any Subsidiary of the Pledgor not already pledged pursuant to the terms of this Pledge Agreement, the Pledgor shall, (in the case of clause
(i) only) to the extent doing so would not violate applicable law, in each case forthwith (and without the necessity for any request or demand by the Agent or any Lender) pledge and deliver the certificates representing such shares to the Agent, in the same manner as described in Section 3 hereof and shall promptly thereafter deliver to the Agent a certificate (which shall, with the consent of the Agent, be deemed to supplement Schedule I attached hereto) executed by an Authorized Officer of the Pledgor describing such Pledged Stock and certifying that the same has been duly pledged with the Agent hereunder. Any such additional shares shall constitute part of the Pledged Stock. Nothing contained in this Section 5(a) shall be deemed to permit any stock dividend, issuance of additional stock, warrants, rights or options, reclassification, readjustment or other change in the capital structure of any Subsidiary of the Pledgor that is not expressly permitted in the Credit Agreement.

                           (b) Applications, Approvals and Consents. The Pledgor
will, at its expense, promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers that the Agent may reasonably request in connection with the obtaining of any consent, approval, registration, qualification, or authorization of any

Person necessary or appropriate for the effective exercise of any rights under this Pledge Agreement. Without limiting the generality of the foregoing, the Pledgor agrees that in the event the Agent on behalf of itself and the Lenders shall exercise its right to sell, transfer, or otherwise dispose of or take any other action in connection with any of the Collateral pursuant to this Pledge Agreement, the Pledgor shall execute and deliver all applications, certificates, and other documents that the Agent may reasonably request and shall otherwise promptly, fully, and diligently cooperate with the Agent and any other necessary Persons, in making any application for the prior consent or approval of any Person to the exercise by the Agent or the Lenders of any of such rights relating to all or any part of the Collateral. Furthermore, because the Pledgor agrees that the Agent's and the Lenders' remedy at law for failure of the Pledgor to comply with the provisions of this Section 5(b) would be inadequate and that such failure would not be adequately compensable in damages, the Pledgor agrees that the covenants of this Section 5(b) may be specifically enforced.

                           (c) Security Interest and Lien. The Pledgor will
preserve, warrant, and defend title to and ownership of the Pledged Stock and the lien created hereby in the Collateral against the claims of all Persons whomsoever and maintain and preserve such lien at all times during the term of this Pledge Agreement; will not at any time sell, assign, transfer or otherwise dispose of its right, title and interest in and to any of the Collateral except as permitted under the Credit Agreement; will not at any time, directly or indirectly, create, assume, or suffer to exist any lien, warrant, put, option, or other rights of third Persons and restrictions, other than the liens created by this Pledge Agreement, in and to the Collateral or any part thereof; and will not do or suffer any matter or thing whereby the lien created by this Pledge Agreement in and to the Collateral might or could be impaired.

                           (d) Further Assurances. The Pledgor, at its expense,
shall from time to time execute and deliver to the Agent all such other assignments, certificates, supplemental documents, and financing statements, and shall do all other acts or things as the Agent may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the lien herein created or to otherwise obtain the full benefits of this Pledge Agreement.

                           (e) Change of Name, Corporate Structure, Chief
Executive Office. The Pledgor shall not change its name, identity or corporate structure (within the meaning of Section 9-402(7) of any applicable enactment of the Uniform Commercial Code) or relocate its chief executive office unless it shall have (i) given the Agent at least 45 days prior written notice thereof and (ii) delivered to the Agent all financing statements, instruments and other documents requested by the Agent or the Lenders in connection with such change or relocation. f).


                  14. Defaults under this Pledge Agreement. There shall be a "default" (hereinafter a "Pledge Agreement Default") under this Pledge Agreement upon the occurrence of any of the following:

                           (g) This Pledge Agreement shall fail to remain in
full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of this Pledge Agreement; or

                           (h) The Pledgor shall fail to comply with any of the
terms or provisions of this Pledge Agreement or denies that it has any further liability under this Pledge Agreement, or gives notice to such effect; or

                           (i) A "Default" under and as defined in the Credit
Agreement occurs and is continuing.

                  15. Rights of the Pledgor, the Agent and the Lenders.

                           (a) Exercise of Stockholder Rights.

                  (i) Unless and until a Pledge Agreement Default shall occur and be continuing, the Pledgor shall be entitled to receive all cash dividends or other distributions on the Pledged Stock (if and to the extent such dividends or distributions are permitted by the terms of the Credit Agreement) except (A) distributions made in capital stock on the Pledged Stock resulting from stock dividends on or subdivision, combination, or reclassification of the outstanding capital stock of any corporation or as a result of any merger, consolidation, acquisition or other exchange of assets of any corporation; and (B) all sums paid on any Pledged Stock upon liquidation or dissolution or reduction of capital, repurchase, retirement, or redemption. All such sums, dividends, distributions, proceeds, or property described in the immediately preceding clauses (A) and (B) shall, if received by any Person other than the Agent, be held in trust for the benefit of the Agent and the Lenders and shall forthwith be delivered to the Agent for the benefit of the Agent and the Lenders (accompanied by proper instruments or assignment and/or undated stock powers executed by the Pledgor in accordance with the Agent's instructions) to be held subject to the terms of this Pledge Agreement. Upon the occurrence of a Pledge Agreement Default, the Agent, for the benefit of the Agent and the Lenders, shall be entitled to receive all payments of whatever kind made upon or with respect to any Collateral. The relative rights of the Agent and the Lenders to receive such payments shall be in proportion to the relative amounts of all Obligations owing to the Agent and any Lender and the aggregate amount of all Obligations then outstanding.

                  (ii) Unless a Pledge Agreement Default has occurred and is continuing, the Pledgor shall have the sole and exclusive right to vote and give consents with respect to all the Collateral and to consent to, ratify, or waive notice of any and all meetings. Upon the occurrence and during the continuance of a Pledge Agreement Default, subject to compliance with applicable law, the Agent or the Agent's nominee, on behalf of itself and the Lenders, shall have the right at the Agent's or such nominee's option and after it gives notice to the Pledgor (A) to exercise all voting powers pertaining to the Collateral, including the right to take action by shareholder consent and to consent in advance to any vote proposed to be cast by the Pledgor with respect to any merger, consolidation, liquidation or reorganization of any Subsidiary of the Pledgor and, in connection therewith, to join in and become a party to any plan of recapitalization, reorganization, or readjustment (whether voluntary or involuntary) as shall seem desirable to the Agent, on behalf of itself and the Lenders, to protect or further their interests in respect of the Collateral, (B) to deposit the Collateral under any such plan, and (C) to make any exchange, substitution, cancellation, or surrender of the Collateral required by any such plan and to take such action with respect to the Collateral as may be required by any such plan or for the accomplishment thereof; and no such disposition, exchange, substitution, cancellation, or surrender shall be deemed to constitute a release of the Collateral from the lien of this Pledge Agreement.

                           (b) Right of Sale after Default. Upon the occurrence
and during the continuance of a Pledge Agreement Default, subject to compliance with applicable law, the Agent, on behalf of itself and the Lenders, may sell, without recourse to judicial proceedings, with the right to bid for and buy, the Collateral or any part thereof, upon ten days' notice (which notice is agreed to be reasonable notice for the purposes hereof) to the Pledgor of the time and place of sale, for cash, upon credit or for future delivery, at the Agent's option and in the Agent's complete discretion:

                  (i) At public sale, including a sale at any broker's board or exchange;

                  (ii) At private sale in any commercially reasonable manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation. The Agent and each Lender are also hereby authorized, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as they may deem required or appropriate in the event of sale or disposition of any of the Collateral, and the Pledgor agrees that neither the Agent nor any Lender shall be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any applicable limitation or restriction of any governmental regulatory authority or official. The Pledgor understands that the Agent, on behalf of itself and the Lenders, may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any portion thereof, than would otherwise be obtainable if the same were registered and sold in the open market. Any such private sale shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. In the event of any such sale under the circumstances described in this Section 7(b)(ii), neither the Agent nor any Lender shall incur any responsibility or liability for selling the whole or any part of the Collateral at a price which the Agent may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if any such sale were a public sale. The Pledgor agrees that in the event the Agent shall so sell the Collateral, or any portion thereof, at such private sale or sales, the Agent and the Lenders shall have the right to rely upon the advice and opinion of any Person who regularly deals in or evaluates stock of the type constituting the Collateral as to the price obtainable in a commercially reasonable manner upon such a private sale thereof.

                  In the case of any sale by the Agent on behalf of itself and the Lenders of the Collateral on credit or for future delivery, the Collateral sold may be retained by the Agent until the selling price is paid by the purchaser, but neither the Agent nor any Lender shall incur liability in case of failure of the purchaser to take up and pay for the Collateral so sold.

                  In connection with the sale of any of the Collateral, the Agent and the Lenders are authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by the Agent and the Lenders to render such sale exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws. In the event that, in the opinion of the Agent and the Lenders, it is necessary or advisable to have such securities registered under the provisions of such Act, or any similar law relating to the registration of securities, the Pledgor agrees, at its own expense, to (i) execute and deliver all such instruments and documents, and to do or cause to be done such other acts and things, as may be necessary or, in the opinion of the Agent, advisable, to register such securities under the provisions of such Act or any applicable similar law relating to the registration of securities, and the Pledgor will use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as the Agent shall reasonably request, and to make all amendments thereof and/or to the related prospectus which, in the opinion of the Agent, are necessary or desirable, all in conformity with the requirements of such Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (ii) use its best efforts to qualify such securities under state "blue sky" or securities laws, all as reasonably requested by the Agent; (iii) at the request of the Agent, indemnify and hold harmless the Lenders, the Agent, any underwriters, employees, officers, agents, attorneys and accountants (collectively, the "Indemnified

Parties") from and against any loss, liability, claim, damage, and expense (including, without limitation, reasonable fees of counsel incurred in connection therewith) under such Act or otherwise, insofar as such loss, liability, claim, damage, or expense arises out of or is based upon any untrue statement or alleged untrue statement of any material fact furnished by the Pledgor contained in any registration statement under which such securities were registered under such Act or other securities laws, any preliminary prospectus or final prospectus contained therein, or arise out of or are based upon any omission or alleged omission by the Pledgor to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of any Indemnified Party; (iv) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of such Act; and (v) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

                           (c) Other Rights after a Default. Upon the occurrence
and during the continuance of a Default, the Agent, on behalf of itself and the Lenders, may exercise any and all rights available to secured parties under the Uniform Commercial Code as enacted in the State of Illinois or other applicable jurisdiction, as amended, in addition to any and all other rights afforded at law, in equity, or otherwise.

                           (d) Application of Proceeds. The Agent shall apply
the proceeds of the Collateral, including the proceeds of any sales or other disposition of the Collateral, or any part thereof, under this Section 7, in the following order unless a court of competent jurisdiction shall otherwise direct:

                  (i) FIRST, to payment of all reasonable costs and expenses of the Agent and the Lenders incurred in connection with the collection and enforcement of the security interest granted to the Agent and the Lenders pursuant to this Pledge Agreement, including all costs and expenses of any sale pursuant hereto, and of any judicial or private proceedings in which such sale may be made, and of all other expenses, liabilities and advances made or incurred by the Agent, the Lenders and the agents and attorneys of each of them in connection therewith, together with interest at a rate per annum equal to the Floating

                  Rate plus two percent (2%) per annum (unless the Lenders shall determine otherwise) on such costs, expenses and liabilities and on all advances made by the Agent or any Lender from the date any such cost, expense or liability is due, owing or unpaid or any such advance is made, in each case until paid in full;

                  (ii) SECOND, to payment of that portion of the Obligations constituting accrued and unpaid interest, fees and other amounts (other than principal), pro rata amongst each Lender and the Agent in accordance with the proportion which the accrued interest, fees and other amounts (other than principal) constituting Obligations owing to each such Lender or Agent bears to the aggregate amount of accrued interest, fees and other amounts (other than principal) constituting Obligations owing to all of the Lenders and the Agent, together with interest owing thereon until paid in full;

                  (iii) THIRD, to payment of the principal of the Obligations and net termination amounts payable in respect of the Rate Hedging Obligations owing to the Lenders or any Lender, together with interest on such unpaid principal and net termination amounts until paid in full; and

                  (iv) FOURTH, the balance, if any, after all of the Obligations have been satisfied, shall be remitted as required by law.

                           (e) Governance. All rights and remedies available to
the Agent and the Lenders with respect to the grant, foreclosure and enforcement of the security interest and lien granted hereby and with respect to any action permitted hereunder may be exercised solely by the Agent acting with the concurrence of the Required Lenders.

                  16.  Miscellaneous.

                           (a) Term. This Pledge Agreement and the lien arising
hereunder (i) shall become effective as of the date hereof upon the execution hereof, and (ii) shall continue in force until no Obligations to the Agent or any of the Lenders shall be outstanding and the Commitments shall have been indefeasibly terminated.

If no Obligations remain outstanding and the Commitments have been indefeasibly terminated, the Agent, at the request and sole expense of the Pledgor, shall execute and deliver such documents and instruments as may be necessary to evidence such termination and release.

                           (b) Releases; Partial Releases. Any cash dividends
received by the Pledgor in accordance with the terms of Section 7(a)(i) hereof, and all distributions received by the Pledgor upon the merger or liquidation of the Subsidiaries of the Pledgor with or into the Pledgor in accordance with
Section 6.12 of the Credit Agreement, shall be deemed released from the lien of this Pledge Agreement and shall be held by the Pledgor (or any transferee of the Pledgor) free and clear of the lien created by this Pledge Agreement. Upon termination of this Pledge Agreement in accordance with the provisions of
Section 8(a) hereof, the Agent and the Lenders shall, at the Pledgor's request and expense and subject to the foregoing sentence, execute such releases as the Pledgor may reasonably request, in form and upon terms acceptable to the Agent and the Lenders in all respects, and shall deliver, without any representations, warranties or recourse of any kind whatsoever (other than the representation and warranty that such property is free and clear of Liens created by the Agent and the Lenders), all certificates representing the Pledged Stock and other property held in respect thereof hereunder which is in the Agent's possession, together with all stock powers or other instruments of transfer reasonably required to effect delivery to the Pledgor.

                           (c) Waivers. Except to the extent expressly otherwise
provided herein or in any Loan Document, the Pledgor waives, to the extent permitted by applicable law, (i) any right to require the Agent or any Lender to proceed against any other person, to exhaust their rights in any other collateral, or to pursue any other right which either the Agent or any Lender may have, (ii) with respect to the Obligations, presentment and demand for payment, protest, notice of protest and non-payment, and notice of the intention to accelerate, and (iii) all rights of marshalling in respect of any and all of the Collateral.

                           (d) Financing Statement. The Agent, on behalf of
itself and the Lenders, shall be entitled at any time to file this Pledge Agreement or a carbon, photographic, or other reproduction of this Pledge Agreement, as a financing statement, but the failure of the Agent to do so shall not impair the validity or enforceability of this Pledge Agreement.

                           (e) Survival of Representations. All representations
and warranties of the Pledgor contained in this Pledge Agreement shall survive the execution and delivery of this Pledge Agreement.

                           (f) Taxes and Expenses. The Pledgor will upon demand
pay to the Agent, on behalf of the Lenders, (a) any taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like) payable or ruled payable by any Federal or State authority in respect of this Pledge Agreement, together with interest and penalties, if any, and (b) all reasonable expenses, including the reasonable fees and expenses of counsel for the Agent and each Lender (which may be employees of the Agent or such Lender) and of any experts and agents that the Agent or the Lenders may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or the Lenders hereunder, or (iv) the failure of the Pledgor to perform or observe any of the provisions hereof.

                           (g) Headings. The title of and section headings in
this Pledge Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Pledge Agreement.

                           (h) Agent Appointed Attorney-In-Fact. The Pledgor
hereby irrevocably appoints the Agent as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion reasonably exercised, to take any and all action and to execute any and all documents and instruments that the Agent deems reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Stock or any part thereof and to give full discharge for the same, when and to the extent permitted by this Pledge Agreement. All powers, authorizations and agencies contained in this Pledge Agreement are coupled with an interest and are irrevocable until this Pledge Agreement is terminated and the security interests created hereby are released in accordance with the terms hereof.

                           (i) Entire Agreement. This Pledge Agreement, the
Credit Agreement and the other Loan Documents embody the entire agreement and understanding among the Pledgor, the Agent and the Lenders and supersede all prior oral and written agreements and understandings among the Pledgor, the Agent and the

Lenders relating to the subject hereof. The terms of this Pledge Agreement shall govern the Collateral pledged hereunder exclusively.

                           (j) Amendments. This Pledge Agreement may be amended
only by an instrument in writing executed jointly by the Pledgor and the Agent, with the consent of the Required Lenders and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

                           (k) GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                           (l) CONSENT TO JURISDICTION. THE PLEDGOR HEREBY
IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT AND THE PLEDGOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE PLEDGOR AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS PLEDGE AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS; PROVIDED, THAT SUCH PROCEEDINGS MAY BE BROUGHT IN OTHER COURTS IF JURISDICTION MAY NOT BE OBTAINED IN A COURT IN CHICAGO, ILLINOIS.

                           (m) WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR AND THE
AGENT HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS PLEDGE AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

                           (n) Parties Bound; Assignment. This Pledge Agreement
shall be binding on the Pledgor and its successors and assigns and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns, except that the Pledgor shall not have the right to assign its rights or obligations under this Pledge Agreement or any interest herein, without the prior written consent of the Agent.

                           (o) Notices. Any notice required or permitted to be
given under this Pledge Agreement shall be in writing and may be, and shall be deemed, given, if mailed and properly addressed return receipt requested, three days after the date when deposited in the United States mail, first-class, postage prepaid, or if by personal delivery, overnight courier, or by telecopy, when received, addressed to the Pledgor or, to the Agent at the address indicated below their respective signatures hereto and to the Lenders at the addresses indicated below their respective signatures to the Credit Agreement. Each of the Pledgor, the Agent and the Lenders may change the address for service of notice upon it by a notice in writing to the other parties hereto.

                           (p) Counterparts. This Pledge Agreement may be
executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Pledge Agreement by signing any such counterpart. This Pledge Agreement shall be effective when it has been executed by the Pledgor and the Agent.

                           (q) Loan Document. This Pledge Agreement is a Loan
Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

                           (r) Section Captions. Section captions used in this
Pledge Agreement are for convenience of reference only and shall not affect the construction of this Pledge Agreement.

                           (s) Severability. Wherever possible each provision of
this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Pledge Agreement as of the date first above written.


                                        SCOTSMAN GROUP INC.

                                        /s/ Richard C. Osborne

                                        By: /s/ Richard C. Osborne
                                           ------------------------------------
                                        Title: /s/ Vice President
                                              ---------------------------------


                                        Address:  775 Corporate Woods Parkway
                                                  Vernon Hills, IL  60061

                                                  Attn:  Donald D. Holmes
                                                  Telephone:  (847) 215-4447
                                                  Facsimile:  (847) 634-8823

                                        THE FIRST NATIONAL BANK OF
                                          CHICAGO, as Agent

                                        /s/ Jacqueline Hopkins

                                        By: /s/ Jacqueline Hopkins
                                           ------------------------------------
                                        Title: /s/ Authorized Agent
                                              ---------------------------------


                                        Address:  One First National Plaza
                                                  Chicago, IL  60670

                                                  Attn:  Julia Bristow
                                                  Telephone:  (312) 732-5927
                                                  Facsimile:  (312) 732-1117

                      SCHEDULE I TO STOCK PLEDGE AGREEMENT

                              LIST OF PLEDGED STOCK




             Issuer                      Type of           Certificate      Number        Percentage
             ------                      -------           -----------      ------        ----------
                                      Pledged Stock          Number       of Shares        Interest
                                      -------------          ------       ---------        --------

DFC Holding Corporation                  Common               R-1             100             100%

Booth, Inc.                              Common               R-1            1000             100%

Kysor Industrial Corporation             Common                1              100             100%

                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement") is executed as of December 15, 1997 by and between DFC Holding Corporation ("Pledgor") and The First National Bank of Chicago, as Agent.

                              W I T N E S S E T H:

         WHEREAS, Scotsman Group Inc., certain other borrowers named therein, Scotsman Industries, Inc., the lenders parties thereto (the "Lenders") and The First National Bank of Chicago, as Agent, have entered into that certain Credit Agreement, dated as of March 12, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of March 24, 1997, that certain Second Amendment to Credit Agreement, dated as of June 30, 1997 and that certain Third Amendment to Credit Agreement, dated as of December 15, 1997 (the "Third Amendment")(as amended and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the execution and delivery of this Pledge Agreement by the Pledgor is a condition precedent to the effectiveness of the Third Amendment.

         NOW THEREFORE, in order to induce the Agent and the Lenders to enter into the Third Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  17. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

                  18. Pledge and Security Interest. In order to secure the full and complete payment and performance of the Obligations when due, the Pledgor hereby pledges and grants to the Agent for the benefit of the Agent and the Lenders, equally and ratably in proportion to the total Obligations owing at any time to the Agent and the Lenders, a continuing lien and security interest in (a) all of the outstanding shares of capital stock of each Subsidiary of the Pledgor owned by the Pledgor which is designated on Schedule I hereto, including, without limitation, the shares listed on Schedule I hereto (the "Pledged Stock"), (b) any securities, dividends or other distributions and any other right or property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock and any other property substituted or exchanged therefor, and (c) any and all proceeds (including, without limitation, "Proceeds" as defined in the Uniform Commercial Code as in effect from time to time in the State of Illinois) of, and substitutions and replacements for, the foregoing (all of the property and rights described in the foregoing clauses (a) through (c) being herein collectively called the "Collateral").

                  19. Deposit of Certificates for Pledged Stock. The Pledgor shall deliver to the Agent, for the equal and ratable benefit of the Agent and the Lenders, concurrently with the execution of this Pledge Agreement, the certificates representing the Pledged Stock, endorsed in blank or accompanied by appropriate instruments of transfer or assignments in blank. The Agent shall not have any duty to assure that all certificates representing the Pledged Stock have been delivered to it or any obligation whatsoever with respect to the care, custody or protection of any certificates or instruments which may be delivered to it except only to exercise the same care in physically safekeeping such certificates or instruments as it would exercise in the ordinary course of its own business. Neither the Agent nor any Lender shall be obligated to preserve or protect any rights with respect to the Pledged Stock or to receive or give any notice with respect thereto whether or not the Agent or any Lender is deemed to have knowledge of such matters. Concurrently with the execution and delivery of this Pledge Agreement and the certificates delivered pursuant to this Section 3, the Pledgor shall deliver to the Agent a certificate executed by an Authorized Officer of the Pledgor certifying (a) a copy of its good standing certificate, issued by the Secretary of State of its jurisdiction of incorporation (as applicable) and certified by such Secretary not more than 5 days prior to the Pledgor's execution and delivery of this Pledge Agreement, (b) copies of its charter and bylaws or other organizational documents, (c) resolutions of its board of directors authorizing the execution and delivery by the Pledgor of this Pledge Agreement and the performance of its obligations hereunder and (d) the incumbency and signatures of the officers of the Pledgor authorized to execute this Pledge Agreement on behalf of the Pledgor.

                  20. Representations and Warranties. The Pledgor represents and warrants to the Agent and each Lender as of the date of each pledge and delivery hereunder that:

                           (a) Existence and Standing. Each of the Pledgor and
its Subsidiaries is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

                           (b) Authorization, Validity and Enforceability. The
execution and delivery by the Pledgor of this Pledge Agreement have been duly authorized by proper corporate proceedings, and this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor and creates a security interest which is enforceable against the Pledgor in accordance with its terms in respect of all now owned and hereafter acquired Collateral, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general principles of equity. All of the shares of the Pledged Stock are duly authorized, validly issued, fully paid and nonassessable.

                           (c) Transferability; Title Matters. The Collateral is
free and clear of all liens, options, warrants, puts, calls, or other rights of third persons, and restrictions, other than (i) those liens arising under this Pledge Agreement, and (ii) restrictions on transferability imposed by applicable state and Federal securities laws. The Pledgor agrees to warrant and defend title to and ownership of the Pledged Stock and the lien created by this Pledge Agreement against the claims of all Persons and maintain and preserve such lien at all times during the term of this Pledge Agreement. Upon the delivery to the Agent of the Pledged Stock, the security interests in the Pledged Stock granted to the Agent hereunder will constitute first priority perfected security interests therein subject to no other Liens.

                           (d) Ownership of Pledged Stock. The Pledgor is the
holder of record and the sole beneficial owner of 100% of the issued and outstanding voting capital stock of each Subsidiary of the Pledgor identified on
Schedule I hereto. The capital stock of each such Subsidiary of the Pledgor owned by the Pledgor is identified on Schedule I hereto.

                           (e) Title and Power to Pledge the Collateral. The
Pledgor has good and marketable title to the Collateral and has all requisite rights, power, and authority to execute, deliver and comply with the terms of this Pledge Agreement and to pledge and deliver the Collateral to the Agent pursuant hereto. No material authorization, consent or approval of, and no notice to or filing with, any person or government agency is required in connection with the execution, delivery and performance of this Pledge Agreement which has not been obtained.

                           (f) Chief Executive Office. The Pledgor's principal
place of business and chief executive office is located at 980 S. Isabella Road, Mt. Pleasant, Michigan 48858 or such other location notified to the Agent in accordance with Section 5(e) hereof.

                  21. Covenants. So long as any Obligations remain outstanding, the Pledgor covenants and agrees with the Agent and the Lenders as follows:

                           (a) Pledge and Additional Stock. If the Pledgor shall
at any time (i) acquire any additional shares of the capital stock of any class of the Pledged Stock of any Subsidiary of the Pledgor identified on Schedule I hereto or any option, warrant or other right with respect thereto, whether such acquisition shall be by purchase, exchange, reclassification, dividend, or otherwise or (ii) desire to pledge 100% of the issued and outstanding voting capital stock of any Subsidiary of the Pledgor not already pledged pursuant to the terms of this Pledge Agreement, the Pledgor shall, (in the case of clause
(i) only) to the extent doing so would not violate applicable law, in each case forthwith (and without the necessity for any request or demand by the Agent or any Lender) pledge and deliver the certificates representing such shares to the Agent, in the same manner as described in Section 3 hereof and shall promptly thereafter deliver to the Agent a certificate (which shall, with the consent of the Agent, be deemed to supplement Schedule I attached hereto) executed by an Authorized Officer of the Pledgor describing such Pledged Stock and certifying that the same has been duly pledged with the Agent hereunder. Any such additional shares shall constitute part of the Pledged Stock. Nothing contained in this Section 5(a) shall be deemed to permit any stock dividend, issuance of additional stock, warrants, rights or options, reclassification, readjustment or other change in the capital structure of any Subsidiary of the Pledgor that is not expressly permitted in the Credit Agreement.

                           (b) Applications, Approvals and Consents. The Pledgor
will, at its expense, promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers that the Agent may reasonably request in connection with the obtaining of any consent, approval, registration, qualification, or authorization of any Person necessary or appropriate for the effective exercise of any rights under this Pledge Agreement. Without limiting the generality of the foregoing, the Pledgor agrees that in the event the Agent on behalf of itself and the Lenders shall exercise its right to sell, transfer, or otherwise dispose of or take any other action in connection with any of the Collateral pursuant to this Pledge Agreement, the Pledgor shall execute and deliver all applications, certificates, and other documents that the Agent may reasonably request and shall otherwise promptly, fully, and diligently cooperate with the Agent and any other necessary Persons, in making any application for the prior consent or approval of any Person to the exercise by the Agent or the Lenders of any of such rights relating to all or any part of the Collateral. Furthermore, because the Pledgor agrees that the Agent's and the Lenders' remedy at law for failure of the Pledgor to comply with the provisions of this Section 5(b) would be inadequate and that such failure would not be adequately compensable in damages, the Pledgor agrees that the covenants of this Section 5(b) may be specifically enforced.

                           (c) Security Interest and Lien. The Pledgor will
preserve, warrant, and defend title to and ownership of the Pledged Stock and the lien created hereby in the Collateral against the claims of all Persons whomsoever and maintain and preserve such lien at all times during the term of this Pledge Agreement; will not at any time sell, assign, transfer or otherwise dispose of its right, title and interest in and to any of the Collateral except as permitted under the Credit Agreement; will not at any time, directly or indirectly, create, assume, or suffer to exist any lien, warrant, put, option, or other rights of third Persons and restrictions, other than the liens created by this Pledge Agreement, in and to the Collateral or any part thereof; and will not do or suffer any matter or thing whereby the lien created by this Pledge Agreement in and to the Collateral might or could be impaired.

                           (d) Further Assurances. The Pledgor, at its expense,
shall from time to time execute and deliver to the Agent all such other assignments, certificates, supplemental documents, and financing statements, and shall do all other acts or things as the Agent may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the lien herein created or to otherwise obtain the full benefits of this Pledge Agreement.

                           (e) Change of Name, Corporate Structure, Chief
Executive Office. The Pledgor shall not change its name, identity or corporate structure (within the meaning of Section 9-402(7) of any applicable enactment of the

Uniform Commercial Code) or relocate its chief executive office unless it shall have (i) given the Agent at least 45 days prior written notice thereof and (ii) delivered to the Agent all financing statements, instruments and other documents requested by the Agent or the Lenders in connection with such change or relocation.

                  22. Defaults under this Pledge Agreement. There shall be a "default" (hereinafter a "Pledge Agreement Default") under this Pledge Agreement upon the occurrence of any of the following:

                           (a) This Pledge Agreement shall fail to remain in
full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of this Pledge Agreement; or

                           (b) The Pledgor shall fail to comply with any of the
terms or provisions of this Pledge Agreement or denies that it has any further liability under this Pledge Agreement, or gives notice to such effect; or

                           (c) A "Default" under and as defined in the Credit
Agreement occurs and is continuing.

                  23. Rights of the Pledgor, the Agent and the Lenders.

                           (a) Exercise of Stockholder Rights.

                  (i) Unless and until a Pledge Agreement Default shall occur and be continuing, the Pledgor shall be entitled to receive all cash dividends or other distributions on the Pledged Stock (if and to the extent such dividends or distributions are permitted by the terms of the Credit Agreement) except (A) distributions made in capital stock on the Pledged Stock resulting from stock dividends on or subdivision, combination, or reclassification of the outstanding capital stock of any corporation or as a result of any merger, consolidation, acquisition or other exchange of assets of any corporation; and (B) all sums paid on any Pledged Stock upon liquidation or dissolution or reduction of capital, repurchase, retirement, or redemption. All such sums, dividends, distributions, proceeds, or property described in the immediately preceding clauses (A) and (B) shall, if received by any Person other than the Agent, be held in trust for the benefit of the Agent and the Lenders and shall forthwith be delivered to the Agent for the benefit of the Agent and the Lenders (accompanied by proper instruments or assignment and/or undated stock powers executed by the Pledgor in accordance with the Agent's instructions) to be held subject to the terms of this Pledge Agreement. Upon the occurrence of a Pledge Agreement Default, the Agent, for the benefit of the Agent and the Lenders, shall be entitled to receive all payments of whatever kind made upon or with respect to any Collateral. The relative rights of the Agent and the Lenders to receive such payments shall be in proportion to the relative amounts of all Obligations owing to the Agent and any Lender and the aggregate amount of all Obligations then outstanding.

                  (ii) Unless a Pledge Agreement Default has occurred and is continuing, the Pledgor shall have the sole and exclusive right to vote and give consents with respect to all the Collateral and to consent to, ratify, or waive notice of any and all meetings. Upon the occurrence and during the continuance of a Pledge Agreement Default, subject to compliance with applicable law, the Agent or the Agent's nominee, on behalf of itself and the Lenders, shall have the right at the Agent's or such nominee's option and after it gives notice to the Pledgor (A) to exercise all voting powers pertaining to the Collateral, including the right to take action by shareholder consent and to consent in advance to any vote proposed to be cast by the Pledgor with respect to any merger, consolidation, liquidation or reorganization of any Subsidiary of the Pledgor and, in connection therewith, to join in and become a party to any plan of recapitalization, reorganization, or readjustment (whether voluntary or involuntary) as shall seem desirable to the Agent, on behalf of itself and the Lenders, to protect or further their interests in respect of the Collateral, (B) to deposit the Collateral under any such plan, and (C) to make any exchange, substitution, cancellation, or surrender of the Collateral required by any such plan and to take such action with respect to the

                  Collateral as may be required by any such plan or for the accomplishment thereof; and no such disposition, exchange, substitution, cancellation, or surrender shall be deemed to constitute a release of the Collateral from the lien of this Pledge Agreement.

                           (b) Right of Sale after Default. Upon the occurrence
and during the continuance of a Pledge Agreement Default, subject to compliance with applicable law, the Agent, on behalf of itself and the Lenders, may sell, without recourse to judicial proceedings, with the right to bid for and buy, the Collateral or any part thereof, upon ten days' notice (which notice is agreed to be reasonable notice for the purposes hereof) to the Pledgor of the time and place of sale, for cash, upon credit or for future delivery, at the Agent's option and in the Agent's complete discretion:

                  (i) At public sale, including a sale at any broker's board or exchange;

                  (ii) At private sale in any commercially reasonable manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation. The Agent and each Lender are also hereby authorized, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as they may deem required or appropriate in the event of sale or disposition of any of the Collateral, and the Pledgor agrees that neither the Agent nor any Lender shall be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any applicable limitation or restriction of any governmental regulatory authority or official. The Pledgor understands that the Agent, on behalf of itself and the Lenders, may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any portion thereof, than would otherwise be obtainable if the same were registered and sold in the open market. Any such private sale shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. In the event of any such sale under the circumstances described in this Section 7(b)(ii), neither the Agent nor any Lender shall incur any responsibility or liability for selling the whole or any part of the Collateral at a price which the Agent may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if any such sale were a public sale. The Pledgor agrees that in the event the Agent shall so sell the Collateral, or any portion thereof, at such private sale or sales, the Agent and the Lenders shall have the right to rely upon the advice and opinion of any Person who regularly deals in or evaluates stock of the type constituting the Collateral as to the price obtainable in a commercially reasonable manner upon such a private sale thereof.

                  In the case of any sale by the Agent on behalf of itself and the Lenders of the Collateral on credit or for future delivery, the Collateral sold may be retained by the Agent until the selling price is paid by the purchaser, but neither the Agent nor any Lender shall incur liability in case of failure of the purchaser to take up and pay for the Collateral so sold.

                  In connection with the sale of any of the Collateral, the Agent and the Lenders are authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by the Agent and the Lenders to render such sale exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws. In the event that, in the opinion of the Agent and the Lenders, it is necessary or advisable to have such securities registered under the provisions of such Act, or any similar law relating to the registration of securities, the Pledgor agrees, at its own expense, to (i) execute and deliver all such instruments and documents, and to do or cause to be done such other acts and things, as may be necessary or, in the opinion of the Agent, advisable, to register such securities under the provisions of such Act or any applicable similar law relating to the registration of securities, and the Pledgor will use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as the Agent shall reasonably request, and to make all amendments thereof and/or to the related prospectus which, in the opinion of the Agent, are necessary or desirable, all in conformity with the requirements of such Act and the rules and regulations of the Securities and

Exchange Commission applicable thereto; (ii) use its best efforts to qualify such securities under state "blue sky" or securities laws, all as reasonably requested by the Agent; (iii) at the request of the Agent, indemnify and hold harmless the Lenders, the Agent, any underwriters, employees, officers, agents, attorneys and accountants (collectively, the "Indemnified Parties") from and against any loss, liability, claim, damage, and expense (including, without limitation, reasonable fees of counsel incurred in connection therewith) under such Act or otherwise, insofar as such loss, liability, claim, damage, or expense arises out of or is based upon any untrue statement or alleged untrue statement of any material fact furnished by the Pledgor contained in any registration statement under which such securities were registered under such Act or other securities laws, any preliminary prospectus or final prospectus contained therein, or arise out of or are based upon any omission or alleged omission by the Pledgor to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of any Indemnified Party; (iv) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of such Act; and (v) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

                           (c) Other Rights after a Default. Upon the occurrence
and during the continuance of a Default, the Agent, on behalf of itself and the Lenders, may exercise any and all rights available to secured parties under the Uniform Commercial Code as enacted in the State of Illinois or other applicable jurisdiction, as amended, in addition to any and all other rights afforded at law, in equity, or otherwise.

                           (d) Application of Proceeds. The Agent shall apply
the proceeds of the Collateral, including the proceeds of any sales or other disposition of the Collateral, or any part thereof, under this Section 7, in the following order unless a court of competent jurisdiction shall otherwise direct:

                  (i) FIRST, to payment of all reasonable costs and expenses of the Agent and the Lenders incurred in connection with the collection and enforcement of the security interest granted to the Agent and the Lenders pursuant to this Pledge Agreement, including all costs and expenses of any sale pursuant hereto, and of any judicial or private proceedings in which such sale may be made, and of all other expenses, liabilities and advances made or incurred by the Agent, the Lenders and the agents and attorneys of each of them in connection therewith, together with interest at a rate per annum equal to the Floating Rate plus two percent (2%) per annum (unless the Lenders shall determine otherwise) on such costs, expenses and liabilities and on all advances made by the Agent or any Lender from the date any such cost, expense or liability is due, owing or unpaid or any such advance is made, in each case until paid in full;

                  (ii) SECOND, to payment of that portion of the Obligations constituting accrued and unpaid interest, fees and other amounts (other than principal), pro rata amongst each Lender and the Agent in accordance with the proportion which the accrued interest, fees and other amounts (other than principal) constituting Obligations owing to each such Lender or Agent bears to the aggregate amount of accrued interest, fees and other amounts (other than principal) constituting Obligations owing to all of the Lenders and the Agent, together with interest owing thereon until paid in full;

                  (iii) THIRD, to payment of the principal of the Obligations and net termination amounts payable in respect of the Rate Hedging Obligations owing to the Lenders or any Lender, together with interest on such unpaid principal and net termination amounts until paid in full; and

                  (iv) FOURTH, the balance, if any, after all of the Obligations have been satisfied, shall be remitted as required by law.

                           (e) Governance. All rights and remedies available to
the Agent and the Lenders with respect to the grant, foreclosure and enforcement of the security interest and lien granted hereby and with respect to any action permitted hereunder may be exercised solely by the Agent acting with the concurrence of the Required Lenders.

                  24.  Miscellaneous.

                           (a) Term. This Pledge Agreement and the lien arising
hereunder (i) shall become effective as of the date hereof upon the execution hereof, and (ii) shall continue in force until no Obligations to the Agent or any of the Lenders shall be outstanding and the Commitments shall have been indefeasibly terminated. If no Obligations remain outstanding and the Commitments have been indefeasibly terminated, the Agent, at the request and sole expense of the Pledgor, shall execute and deliver such documents and instruments as may be necessary to evidence such termination and release.

                           (b) Releases; Partial Releases. Any cash dividends
received by the Pledgor in accordance with the terms of Section 7(a)(i) hereof, and all distributions received by the Pledgor upon the merger or liquidation of the Subsidiaries of the Pledgor with or into the Pledgor in accordance with
Section 6.12 of the Credit Agreement, shall be deemed released from the lien of this Pledge Agreement and shall be held by the Pledgor (or any transferee of the Pledgor) free and clear of the lien created by this Pledge Agreement. Upon termination of this Pledge Agreement in accordance with the provisions of
Section 8(a) hereof, the Agent and the Lenders shall, at the Pledgor's request and expense and subject to the foregoing sentence, execute such releases as the Pledgor may reasonably request, in form and upon terms acceptable to the Agent and the Lenders in all respects, and shall deliver, without any representations, warranties or recourse of any kind whatsoever (other than the representation and warranty that such property is free and clear of Liens created by the Agent and the Lenders), all certificates representing the Pledged Stock and other property held in respect thereof hereunder which is in the Agent's possession, together with all stock powers or other instruments of transfer reasonably required to effect delivery to the Pledgor.

                           (c) Waivers. Except to the extent expressly otherwise
provided herein or in any Loan Document, the Pledgor waives, to the extent permitted by applicable law, (i) any right to require the Agent or any Lender to proceed against any other person, to exhaust their rights in any other collateral, or to pursue any other right which either the Agent or any Lender may have, (ii) with respect to the Obligations, presentment and demand for payment, protest, notice of protest and non-payment, and notice of the intention to accelerate, and (iii) all rights of marshalling in respect of any and all of the Collateral.

                           (d) Financing Statement. The Agent, on behalf of
itself and the Lenders, shall be entitled at any time to file this Pledge Agreement or a carbon, photographic, or other reproduction of this Pledge Agreement, as a financing statement, but the failure of the Agent to do so shall not impair the validity or enforceability of this Pledge Agreement. (e)) Survival of Representations. All representations and warranties of the Pledgor contained in this Pledge Agreement shall survive the execution and delivery of this Pledge Agreement.

                           (f) Taxes and Expenses. The Pledgor will upon demand
pay to the Agent, on behalf of the Lenders, (a) any taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like) payable or ruled payable by any Federal or State authority in respect of this Pledge Agreement, together with interest and penalties, if any, and (b) all reasonable expenses, including the reasonable fees and expenses of counsel for the Agent and each Lender (which may be employees of the Agent or such Lender) and of any experts and agents that the Agent or the Lenders may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or the Lenders hereunder, or (iv) the failure of the Pledgor to perform or observe any of the provisions hereof.

                           (g) Headings. The title of and section headings in
this Pledge Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Pledge Agreement.

                           (h) Agent Appointed Attorney-In-Fact. The Pledgor
hereby irrevocably appoints the Agent as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion reasonably exercised, to take any and all action and to execute any and all documents and instruments that the Agent deems reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Stock or any part thereof and to give full discharge for the same, when and to the extent permitted by this Pledge Agreement. All powers, authorizations and agencies contained in this Pledge

Agreement are coupled with an interest and are irrevocable until this Pledge Agreement is terminated and the security interests created hereby are released in accordance with the terms hereof.

                           (i) Entire Agreement. This Pledge Agreement, the
Credit Agreement and the other Loan Documents embody the entire agreement and understanding among the Pledgor, the Agent and the Lenders and supersede all prior oral and written agreements and understandings among the Pledgor, the Agent and the Lenders relating to the subject hereof. The terms of this Pledge Agreement shall govern the Collateral pledged hereunder exclusively.

                           (j) Amendments. This Pledge Agreement may be amended
only by an instrument in writing executed jointly by the Pledgor and the Agent, with the consent of the Required Lenders and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

                           (k) GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                           (l) CONSENT TO JURISDICTION. THE PLEDGOR HEREBY
IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT AND THE PLEDGOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE PLEDGOR AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY

OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS PLEDGE AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS; PROVIDED, THAT SUCH PROCEEDINGS MAY BE BROUGHT IN OTHER COURTS IF JURISDICTION MAY NOT BE OBTAINED IN A COURT IN CHICAGO, ILLINOIS.

                           (m) WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR AND THE
AGENT HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS PLEDGE AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

                           (n) Parties Bound; Assignment. This Pledge Agreement
shall be binding on the Pledgor and its successors and assigns and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns, except that the Pledgor shall not have the right to assign its rights or obligations under this Pledge Agreement or any interest herein, without the prior written consent of the Agent.

                           (o) Notices. Any notice required or permitted to be
given under this Pledge Agreement shall be in writing and may be, and shall be deemed, given, if mailed and properly addressed return receipt requested, three days after the date when deposited in the United States mail, first-class, postage prepaid, or if by personal delivery, overnight courier, or by telecopy, when received, addressed to the Pledgor or, to the Agent at the address indicated below their respective signatures hereto and to the Lenders at the addresses indicated below their respective signatures to the Credit Agreement. Each of the Pledgor, the Agent and the Lenders may change the address for service of notice upon it by a notice in writing to the other parties hereto.

                           (p) Counterparts. This Pledge Agreement may be
executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Pledge Agreement by signing any such counterpart. This Pledge Agreement shall be effective when it has been executed by the Pledgor and the Agent.

                           (q) Loan Document. This Pledge Agreement is a Loan
Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

                           (r) Section Captions. Section captions used in this
Pledge Agreement are for convenience of reference only and shall not affect the construction of this Pledge Agreement.

                           (s) Severability. Wherever possible each provision of
this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Pledge Agreement as of the date first above written.

                                        DFC HOLDING CORPORATION

                                        /s/ Richard C. Osborne

                                        By: /s/ Richard C. Osborne
                                           ------------------------------------
                                        Title: /s/ Vice President
                                              ---------------------------------


                                        Address:  980 S. Isabella Road
                                                  Mt. Pleasant, MI  48858

                                                  with a copy to:
                                                  775 Corporate Woods Parkway
                                                  Vernon Hills, IL  60061

                                                  Attn:  Donald D. Holmes
                                                  Telephone:  (847) 215-4447
                                                  Facsimile:  (847) 634-8823

                                        THE FIRST NATIONAL BANK OF
                                          CHICAGO, as Agent

                                        /s/ Jacqueline Hopkins

                                        By: /s/ Jacqueline Hopkins
                                           ------------------------------------
                                        Title: /s/ Authorized Agent
                                              ---------------------------------


                                        Address:  One First National Plaza
                                                  Chicago, IL  60670

                                                  Attn:  Julia Bristow
                                                  Telephone:  (312) 732-5927
                                                  Facsimile:  (312) 732-1117

                      SCHEDULE I TO STOCK PLEDGE AGREEMENT

                              LIST OF PLEDGED STOCK




             Issuer               Type of         Certificate         Number       Percentage
             ------               -------         -----------         ------       ----------
                               Pledged Stock         Number         of Shares       Interest
                               -------------         ------         ---------       --------

The Delfield Company              Common                2              100             100%




                                       54